Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
I, Andrew Hamer, Chief Financial Officer of Keynote Systems, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•	the Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.
Date: February 11, 2008

/s/ ANDREW HAMER
Andrew Hamer
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)
A signed original of this written statement required by Section 906 has been provided to Keynote Systems, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request